UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 20, 2006
                                                       (November 20, 2006)
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                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02.   Departure of Directors
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     At the meeting of Washington Federal, Inc.'s (the "Company") Board of
Directors on Monday November 20, 2006, in accordance with a Board policy of not standing for re-election once 72 years of age is reached, it was announced that two current directors, Guy C. Pinkerton and W. Alden Harris, will not stand for re-election to the Board of Directors at the Company's annual meeting of stockholders' on January 25, 2007. This action will complete the Company's long anticipated management and board transition which has occurred over the last eight years. Upon the retirement from the Board of Messrs. Pinkerton and Harris, the number of Directors authorized by the Company's bylaws will be decreased from 11 to 9.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: November 20, 2006           By:     /s/ Brent J. Beardall
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                                           Brent J. Beardall
                                           Senior Vice President and
                                           Chief Financial Officer